UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

Neoleukin Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360-1616 Eastlake Avenue East

Seattle, Washington 98102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 732-2133

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NLTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment No. 2”) is being filed by Neoleukin Therapeutics, Inc., a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2019, as amended on October 11, 2019 (the “Prior 8-K”), in connection with the completion of the transaction among the Company, Neoleukin Therapeutics, Inc., a Delaware corporation (“Neoleukin”), and Apollo Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) in accordance with the terms of the Agreement and Plan of Merger, dated as of August 5, 2019 (the “Merger Agreement”). Pursuant to the Merger Agreement, the Merger Sub merged with and into Neoleukin (the “Merger”), with Neoleukin surviving the Merger as a wholly owned subsidiary of the Company.

This Amendment No. 2 supplements the Prior 8-K to file a consent from CohnReznick LLP in connection with the audited financial statements of Neoleukin as of December 31, 2018 and for the period from June 4, 2018 (inception) through December 31, 2018, filed therewith and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Audited financial statements of Neoleukin as of December 31, 2018 and for the period from June 4, 2018 (inception) through December 31, 2018, filed herewith and attached hereto as Exhibit 99.1, are incorporated herein by reference.

(d)    Exhibits

Exhibit No.	Exhibit

23.1	Consent of CohnReznick LLP.

99.1*	Audited financial statements of Neoleukin Therapeutics, Inc. as of December 31, 2018 and for the period from June 4, 2018 (inception) through December 31, 2018

*Previously filed with the Prior 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOLEUKIN THERAPEUTICS, INC.

Date: December 17, 2019	By:	/s/ Kamran Alam
Kamran Alam
Interim Chief Financial Officer